Exhibit 99.1

Apple reports first quarter results

Installed base crosses 2 billion active devices and hits all-time high for all major product categories

Services set new all-time revenue record

CUPERTINO, CALIFORNIA — Apple® today announced financial results for its fiscal 2023 first quarter ended December 31, 2022. The Company posted quarterly revenue of $117.2 billion, down 5 percent year over year, and quarterly earnings per diluted share of $1.88.

“As we all continue to navigate a challenging environment, we are proud to have our best lineup of products and services ever, and as always, we remain focused on the long term and are leading with our values in everything we do,” said Tim Cook, Apple’s CEO. “During the December quarter, we achieved a major milestone and are excited to report that we now have more than 2 billion active devices as part of our growing installed base.”

“We set an all-time revenue record of $20.8 billion in our Services business, and in spite of a difficult macroeconomic environment and significant supply constraints, we grew total company revenue on a constant currency basis,” said Luca Maestri, Apple’s CFO. “We generated $34 billion in operating cash flow and returned over $25 billion to shareholders during the quarter while continuing to invest in our long-term growth plans.”

Apple’s board of directors has declared a cash dividend of $0.23 per share of the Company’s common stock. The dividend is payable on February 16, 2023 to shareholders of record as of the close of business on February 13, 2023.

Apple will provide live streaming of its Q1 2023 financial results conference call beginning at 2:00 p.m. PT on February 2, 2023 at apple.com/investor/earnings-call. This webcast will be available for replay for approximately two weeks thereafter.

Apple periodically provides information for investors on its corporate website, apple.com, and its investor relations website, investor.apple.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and details related to its annual meeting of shareholders.

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about the payment of the Company’s quarterly dividend, its installed base growth, and its long-term plans. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: effects of global and regional economic conditions, including as a result of government policies, war, terrorism, natural disasters, and public health issues; risks relating to the design, manufacture, introduction, and transition of products and services in highly competitive and rapidly changing markets, including from reliance on third parties for components, technology, manufacturing, applications, and content; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; and effects of unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Apple revolutionized personal technology with the introduction of the Macintosh in 1984. Today, Apple leads the world in innovation with iPhone, iPad, Mac, Apple Watch, and Apple TV. Apple’s five software platforms — iOS, iPadOS, macOS, watchOS, and tvOS — provide seamless experiences across all Apple devices and empower people with breakthrough services including the App Store, Apple Music, Apple Pay, and iCloud. Apple’s more than 100,000 employees are dedicated to making the best products on earth, and to leaving the world better than we found it.

Press Contact:
Josh Rosenstock
Apple
jrosenstock@apple.com
(408) 862-1142

Investor Relations Contact:
Tejas Gala
Apple
tgala@apple.com
(669) 227-2402

NOTE TO EDITORS: For additional information visit Apple Newsroom (www.apple.com/newsroom), or call Apple’s Media Helpline at (408) 974-2042.

© 2023 Apple Inc. All rights reserved. Apple and the Apple logo are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except number of shares which are reflected in thousands and per share amounts)

	Three Months Ended
	December 31, 2022	December 25, 2021
Net sales:
Products	$96,388	$104,429
Services	20,766	19,516
Total net sales (1)	117,154	123,945
Cost of sales:
Products	60,765	64,309
Services	6,057	5,393
Total cost of sales	66,822	69,702
Gross margin	50,332	54,243

Operating expenses:
Research and development	7,709	6,306
Selling, general and administrative	6,607	6,449
Total operating expenses	14,316	12,755

Operating income	36,016	41,488
Other income/(expense), net	(393)	(247)
Income before provision for income taxes	35,623	41,241
Provision for income taxes	5,625	6,611
Net income	$29,998	$34,630

Earnings per share:
Basic	$1.89	$2.11
Diluted	$1.88	$2.10
Shares used in computing earnings per share:
Basic	15,892,723	16,391,724
Diluted	15,955,718	16,519,291

(1) Net sales by reportable segment:
Americas	$49,278	$51,496
Europe	27,681	29,749
Greater China	23,905	25,783
Japan	6,755	7,107
Rest of Asia Pacific	9,535	9,810
Total net sales	$117,154	$123,945

(1) Net sales by category:
iPhone	$65,775	$71,628
Mac	7,735	10,852
iPad	9,396	7,248
Wearables, Home and Accessories	13,482	14,701
Services	20,766	19,516
Total net sales	$117,154	$123,945

Apple Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions, except number of shares which are reflected in thousands and par value)

	December 31, 2022	September 24, 2022
ASSETS:
Current assets:
Cash and cash equivalents	$20,535	$23,646
Marketable securities	30,820	24,658
Accounts receivable, net	23,752	28,184
Inventories	6,820	4,946
Vendor non-trade receivables	30,428	32,748
Other current assets	16,422	21,223
Total current assets	128,777	135,405

Non-current assets:
Marketable securities	114,095	120,805
Property, plant and equipment, net	42,951	42,117
Other non-current assets	60,924	54,428
Total non-current assets	217,970	217,350
Total assets	$346,747	$352,755

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$57,918	$64,115
Other current liabilities	59,893	60,845
Deferred revenue	7,992	7,912
Commercial paper	1,743	9,982
Term debt	9,740	11,128
Total current liabilities	137,286	153,982

Non-current liabilities:
Term debt	99,627	98,959
Other non-current liabilities	53,107	49,142
Total non-current liabilities	152,734	148,101
Total liabilities	290,020	302,083

Commitments and contingencies

Shareholders’ equity:
Common stock and additional paid-in capital, $0.00001 par value: 50,400,000 shares authorized; 15,842,407 and 15,943,425 shares issued and outstanding, respectively	66,399	64,849
Retained earnings/(Accumulated deficit)	3,240	(3,068)
Accumulated other comprehensive income/(loss)	(12,912)	(11,109)
Total shareholders’ equity	56,727	50,672
Total liabilities and shareholders’ equity	$346,747	$352,755

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Three Months Ended
	December 31, 2022	December 25, 2021
Cash, cash equivalents and restricted cash, beginning balances	$24,977	$35,929
Operating activities:
Net income	29,998	34,630
Adjustments to reconcile net income to cash generated by operating activities:
Depreciation and amortization	2,916	2,697
Share-based compensation expense	2,905	2,265
Other	(317)	849
Changes in operating assets and liabilities:
Accounts receivable, net	4,275	(3,934)
Inventories	(1,807)	681
Vendor non-trade receivables	2,320	(9,812)
Other current and non-current assets	(4,099)	(4,921)
Accounts payable	(6,075)	19,813
Deferred revenue	131	462
Other current and non-current liabilities	3,758	4,236
Cash generated by operating activities	34,005	46,966
Investing activities:
Purchases of marketable securities	(5,153)	(34,913)
Proceeds from maturities of marketable securities	7,127	11,309
Proceeds from sales of marketable securities	509	10,675
Payments for acquisition of property, plant and equipment	(3,787)	(2,803)
Other	(141)	(374)
Cash used in investing activities	(1,445)	(16,106)
Financing activities:
Payments for taxes related to net share settlement of equity awards	(2,316)	(2,888)
Payments for dividends and dividend equivalents	(3,768)	(3,732)
Repurchases of common stock	(19,475)	(20,478)
Repayments of term debt	(1,401)	—
Repayments of commercial paper, net	(8,214)	(1,000)
Other	(389)	(61)
Cash used in financing activities	(35,563)	(28,159)
Increase/(Decrease) in cash, cash equivalents and restricted cash	(3,003)	2,701
Cash, cash equivalents and restricted cash, ending balances	$21,974	$38,630
Supplemental cash flow disclosure:
Cash paid for income taxes, net	$828	$5,235
Cash paid for interest	$703	$531